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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of NETGEAR Inc. (the "Company"), of our reports dated March 20, 2003, except to Note 13, as to which the date is July 29, 2003, relating to the financial statements and financial statement schedule, which appear in the Company's Amendment No. 6 to the Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 1, 2003